Scudder Cash Investment Trust

                                                         Two International Place
                                                               Boston, MA  02110
                                                                  (800) 225-5163

                                                              September 16, 1996
To the Shareholders:

     A Special Meeting of Shareholders of Scudder Cash Investment Trust (the "Fund") is to be held at 10:45 a.m., eastern time, on Tuesday, November 5, 1996, at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Special Meeting the shareholders will elect seven Trustees of the Fund and consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants, approve or disapprove an Amendment to the Fund's Amended and Restated Declaration of Trust, approve or disapprove a new Investment Advisory Agreement between the Fund and Scudder, Stevens & Clark, Inc., and approve or disapprove the elimination, amendment and/or reclassification of certain fundamental investment policies. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

     Your Fund's Trustees recommend that you vote in favor of each of the foregoing matters.

                                                         Respectfully,
                                                         /s/David S. Lee
                                                         David S. Lee
                                                         President

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                          Scudder Cash Investment Trust


                    Notice of Special Meeting of Shareholders

To the Shareholders of
Scudder Cash Investment Trust:

Please take notice that a Special Meeting of Shareholders of Scudder Cash Investment Trust (the "Fund") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110 on Tuesday, November 5, 1996, at 10:45 a.m., eastern time, for the following purposes:

     (1) To elect seven Trustees to hold office until their respective successors shall have been duly elected and qualified;

     (2) To ratify or reject the action taken by the Board of Trustees in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending June 30, 1997;

     (3) To approve or disapprove the amendment of the Fund's Amended and Restated Declaration of Trust;

     (4) To approve or disapprove a new Investment Advisory Agreement between the Fund and Scudder, Stevens & Clark, Inc.; and

     (5)  To  approve  or   disapprove   the   elimination,   amendment   and/or
reclassification of certain fundamental investment policies.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of shares of beneficial interest of the Fund at the close of business on September 6, 1996 are entitled to vote at the meeting and at any adjournments thereof.

                                          By   Order  of  the Board of Trustees,
September 16, 1996                        THOMAS  F. McDONOUGH, Secretary

IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                             Scudder Cash Investment Trust
                                Two International Place
                                    Boston, MA 02110

                                    PROXY STATEMENT
                                        General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Scudder Cash Investment Trust (the "Fund") for use at the Special Meeting of Shareholders of Scudder Cash Investment Trust, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), Two International Place, Boston, Massachusetts 02110, on Tuesday, November 5, 1996 at 10:45 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Special Meeting and the proxy card are being mailed to shareholders on or about September 16, 1996 or as soon as practicable thereafter. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund at the principal executive office of the Fund, Two International Place, Boston, Massachusetts 02110) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.

     The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which requires the approval of a plurality and majority, respectively, of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposals (3), (4) and (5) that require the approval of a specified percentage of the outstanding shares of the Fund or of such shares present at the Meeting.


     Holders of record of shares of the Fund at the close of business on September 6, 1996 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 1,432,034,544 shares of the Fund outstanding on the Record Date.


     The Fund provides periodic reports to all shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund, without charge, by calling (800) 225-2470 or writing the Fund at P.O. Box 2291, Boston, Massachusetts 02107-2291.

                            (1) ELECTION OF TRUSTEES

     The persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Trustees of the Fund to serve until their successors are duly elected and qualified. The nominees have consented to stand for election and to serve if elected. If the nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such persons, if any, as shall be designated by the Board of Trustees to replace such nominee. The Board of Trustees recommends that shareholders vote in favor of the election of the nominees listed below.

Information Concerning Nominees

     The following table sets forth certain information concerning the nominees as Trustees of the Fund. With the exception of Mr. Brown, each of the nominees is now a Trustee of the Fund. Mr. Brown, if elected, will replace Cuyler Findlay as Trustee, who will be retiring from the Board on November 5, 1996. Unless otherwise noted, the nominees have engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity.


                                Present Office with the
                                Trust, if any; Principal                          Shares
                                Occupation or Employment         Year First     Beneficially
                              and Trusteeships in Publicly        Became a        Owned on           Percent
      Name (Age)                    Held Companies                Trustee       July 31, 1996(1)     of Class
      ----------                    --------------                -------       ----------------     --------


 David S. Lee (62)*#(2)   President;   Managing   Director  of    1975           303,067         Less than
                          Scudder,   Stevens  &  Clark,  Inc.;                                   1/4 of 1%
                          Executive  Committee  and  Board  of
                          Governors,     Investment    Company
                          Institute;   Trustee  Emeritus,  New
                          England  Medical  Center.   Mr.  Lee
                          serves   on   the   boards   of   an
                          additional   30  funds   managed  by
                          Scudder.


 Dudley  Ladd (52)*       Vice  President;  Managing  Director    1987             --               --
                          of  Scudder,  Stevens & Clark,  Inc.
                          Mr.  Ladd serves on the boards of 14
                          funds managed by Scudder.


 Henry P. Becton, Jr.     President and General Manager,  WGBH    1990             --               --
     (53)#                Educational    Foundation    (public
                          television  and  radio);   Director,
                          Becton  Dickinson  and Company,  The
                          Providence      Journal      Company
                          (multi-media  company),  The  Public
                          Broadcasting   Service  and  several
                          private   companies.    Mr.   Becton
                          serves   on   the   boards   of   an
                          additional   15  funds   managed  by
                          Scudder.

                                       2

                                Present Office with the
                                Trust, if any; Principal                          Shares
                                Occupation or Employment         Year First     Beneficially
                              and Trusteeships in Publicly        Became a        Owned on           Percent
      Name (Age)                    Held Companies                Trustee       July 31, 1996(1)     of Class
      ----------                    --------------                -------       ----------------     --------
 E. Michael Brown         Managing    Director   of   Scudder,     --             18,987         Less than
     (55)*(3)             Stevens  &  Clark,  Inc.  Mr.  Brown                                   1/4 of 1%
                          serves   on   the   boards   of   an
                          additional  three  funds  managed by
                          Scudder.

 Dawn Marie Driscoll      Executive    Fellow,    Center   for    1987            27,575         Less than
     (50)                 Business  Ethics,  Bentley  College;                                   1/4 of 1%
                          President,    Driscoll   Associates;
                          Director    of    several    private
                          companies.   Prior  to   1990,   law
                          partner   (Palmer  &  Dodge);   Vice
                          President of  Corporate  Affairs and
                          General   Counsel,   Filene's.   Ms.
                          Driscoll  serves on the boards of an
                          additional   15  funds   managed  by
                          Scudder.


 Peter B. Freeman         Corporate   Director   and  Trustee;    1980           183,278         Less than
     (64)                 Trustee,      Eastern      Utilities                                   1/4 of 1%
                          Associates     (electric     utility
                          holding  company);  Director,  AMICA
                          Insurance  Co., AMICA Life Insurance
                          Co. and Providence  Journal  Company
                          (multi-media    company);     former
                          President,  Fields Point  Management
                          Co.  Goelet   Estate  Co.   (private
                          investment  management   companies);
                          Chairman,  Rhode  Island  School  of
                          Design.  Mr.  Freeman  serves on the
                          boards  of an  additional  26  funds
                          managed by Scudder.


 George M. Lovejoy, Jr.   President   and   Director,    Fifty    1976           106,153         Less than
     (66)#                Associates  (real estate  investment                                   1/4 of 1%
                          trust);   director   or  trustee  of
                          various        for-profit        and
                          not-for-profit organizations.  Prior
                          to 1994, Chairman,  Meredith & Grew,
                          Incorporated  (real estate  services
                          company).  Mr. Lovejoy serves on the
                          boards  of an  additional  12  funds
                          managed by Scudder.

 All Trustees and Officers as a group                                        9,649,503(4)(5)        .66%

* Persons considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser, Scudder, Stevens & Clark, Inc. Messrs. Brown, Ladd and Lee are deemed to be "interested persons" because of their affiliation with the Fund's investment adviser, or because they are Officers of the Fund or both.

#  Messrs. Becton, Lee and Lovejoy are members of the Executive Committee.

(1)The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and Trustees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2)Mr. Lee's total includes 77,803 shares held by members of his family and 213,914 shares in a fiduciary capacity as to which he shares investment and voting power.

(3)Mr. Brown's total includes 18,987 shares held by members of his family as to which he shares investment and voting power.

(4)Of which 328,356 shares are held with sole investment and voting power, 325,423 shares are held with shared investment and voting power, and 8,995,724 shares are held with sole voting but no investment power.

(5)Shares held with sole voting but no investment power are shares filed in profit sharing and 401(k) for which Jerard K. Hartman serves as trustee.

   Except as noted above, to the best of the Fund's knowledge, as of July 31, 1996, no other person owned beneficially more than 5% of the Fund's outstanding voting securities.

Responsibilities of the Board--Board and Committee Meetings

     The Board of Trustees is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with Scudder, Stevens & Clark, Inc. (the "Adviser"). These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

     The Board of Trustees meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

     All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

     The Independent Trustees met eight times during 1995, including Board and Committee meetings and meetings to review the Fund's contractual arrangements as described above. All of the Independent Trustees attended at least 75% of all such meetings.

Executive Officers

     In addition to Messrs. Lee and Ladd, Trustees who are also Officers of the Fund, the following persons are Executive Officers of the Fund:



                                      Present Office with the Fund;                   Year First Became
      Name (Age)                    Principal Occupation or Employment(1)               an Officer (2)
      ----------                    -------------------------------------               --------------
Stephen L. Akers (44)               Vice President; Managing Director of                     1994
                                     Scudder, Stevens & Clark, Inc.

Jerard K. Hartman (63)              Vice President; Managing Director of                     1991
                                     Scudder, Stevens & Clark, Inc.

Thomas W. Joseph (57)               Vice President; Principal of Scudder,                    1986
                                     Stevens & Clark, Inc.

Thomas F. McDonough (49)            Vice President and Secretary; Principal of               1984
                                     Scudder, Stevens & Clark, Inc.

Pamela A. McGrath (42)              Vice President and Treasurer; Managing                   1990
                                     Director of Scudder, Stevens & Clark, Inc.

Robert T. Neff (64)                 Vice President; Managing Director of                     1976
                                     Scudder, Stevens & Clark, Inc.

Edward J. O'Connell (51)            Vice President and Assistant Treasurer;                  1990
                                     Principal of Scudder, Stevens & Clark, Inc.

Coleen Downs Dinneen (35)           Assistant Secretary; Vice President of                   1992
                                     Scudder, Stevens & Clark, Inc.

   (1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

   (2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.


Compensation of Officers and Trustees

     The Independent Trustees receive the following compensation from the Fund: an annual trustee's fee of $4,000; a fee of $300 for attendance at each Board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between the Fund and the Adviser or any affiliate of the Adviser; $100 for any other committee meeting (although in some cases the Independent Trustees have waived committee meeting fees); and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, service on special trustee task forces or subcommittees or service as lead or liaison trustee. Independent Trustees do not receive any employee benefits such as pension, retirement or health insurance.

     The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1995 from the Fund and from all of Scudder funds as a group.

                                      Fund                All Scudder Funds
                                      ----                -----------------
 Henry P. Becton, Jr.                $8,600            $82,800   (15 funds+++)

 Dawn-Marie Driscoll, Esq.           $8,900            $92,800   (16 funds)

 Peter B. Freeman                    $8,900            $126,750  (26 funds*)

 George M. Lovejoy, Jr.              $8,900            $112,900  (12 funds+++)


+++This does not include membership on the Board of Scudder High Yield Bond Fund which commenced operations on June 28, 1996.

* This does not include membership on the Board of Institutional International Equity Portfolio which commenced operations on April 3, 1996.


     Members of the Board of Trustees who are employees of Scudder or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of Scudder, which in turn receives an investment advisory fee from the Fund.

Required Vote

Election of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Trustees recommend that shareholders vote in favor of the nominees.

                              (2) RATIFICATION OR
             REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on August 13, 1996, the Board of Trustees, including a majority of the Independent Trustees, selected Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ending June 30, 1997 to examine the Fund's books and accounts and to certify the Fund's financial statements. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

     The Fund's financial statements for the fiscal year ended June 30, 1996 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviews the financial statements included in the Fund's annual and semiannual reports.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Trustees recommend that shareholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

 (3) APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUND'S AMENDED AND RESTATED
                              DECLARATION OF TRUST

     This Proposal would replace, under Massachusetts corporate law, the Fund's Amended and Restated Declaration of Trust, as amended (the "current Amendment") with Articles of Amendment and Restatement (the "proposed Amendment") in the form set forth in Exhibit A.

     The Fund was organized in December, 1975. The current Amendment was last amended and restated in November, 1987. Many changes have occurred since that time in both the investment company industry and in Massachusetts corporate law which the Trustees of the Fund have determined would make the adoption of the proposed Amendment beneficial to shareholders. The principal changes which would occur if the proposed Amendment is approved are described below.

Multiple Series and Classes of Shares

     The proposed Amendment would permit the Board of Trustees of the Fund to issue shares of capital stock in multiple series and classes. The proposed Amendment sets forth that any additional series of the Fund would have separate investment objectives and policies, and under the proposed Amendment each series would be insulated from the liabilities of the other series.

     Division of the shares into different classes (each a "Class") would permit shares of different Classes to be distributed by different methods, and shareholders of different Classes might bear different expenses in connection with such methods of distribution. Shareholders of a particular Series would continue to have an interest in the same portfolio of assets. For example, the shares of one Class might be made available through an administrative agreement with a bank, while the shares of another Class might continue to be available through Scudder Investor Services, Inc. (the "Distributor") without a sales charge. In such an instance, the bank might be compensated for its services through payment by the Fund of an administrative fee, which would be allocated only to the shares of the Class available through the bank. Thus, shareholders who purchased their shares through the Distributor would not bear the expense of making shares available through the bank. In the future, there may be other considerations which would make it advisable to divide shares into different Classes.

     The Trustees have no present intention of taking the action necessary to effect the division of shares into separate Classes, nor of changing the method of distribution of Shares of the Fund, although the Fund may take such action in the future without further shareholder approval. If the shares were divided into Classes and it was proposed that one or more Classes bear expenses of an activity primarily intended to result in the sale of shares, the vote of a majority of the outstanding voting securities of the affected Class or Classes would be required to approve a "Rule 12b-1 plan" to permit the bearing of such expenses.

Minimum Account Size

     If the value of a shareholder's account falls below the minimum size of $1,000 currently set forth in the Amended and Restated Declaration of Trust, the Trustees have the authority to cause that account to be redeemed and the proceeds sent to the shareholder. The proposed amendment to the Amended and Restated Declaration of Trust would permit the Trustees to fix the minimum account size without seeking shareholder approval of an amendment to the Amended and Restated Declaration of Trust.

     The Trustees have determined that the cost to the Fund of servicing accounts above the current minimum account size outweighs the benefits to the Fund of such accounts, and they have determined that it is in the Fund's best interest to increase the minimum account size. Therefore, effective January 1, 1997, the initial investment and the maximum account balance will increase to $2,500 for regular accounts and $1,000 for fiduciary accounts such as IRAs. Such a change may decrease the amount of the Fund's assets.

Required Vote

     This proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities, which as used in this Proxy Statement means (1) holders of more than 50% of the outstanding voting securities of the Fund or (2) the holders of 67% or more of the shares present if more than 50% of the shares are present at a meeting in person or by proxy, whichever is less. The Trustees recommend that shareholders vote to approve the Amendment to the Fund's Amended and Restated Declaration of Trust.

                 (4) APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
                     ADVISORY AGREEMENT BETWEEN THE FUND AND
                         SCUDDER, STEVENS & CLARK, INC.

     Scudder acts as investment manager to Scudder Cash Investment Trust pursuant to an Investment Advisory Agreement dated November 12, 1985 (the "present Agreement") between the Fund and Scudder.

     The Trustees recommend that shareholders approve the proposed Investment Advisory Agreement (the "proposed Agreement") in place of the present Agreement. At a meeting held on August 13, 1996 the Trustees, including the Independent Trustees, approved the terms of the proposed Agreement and its adoption subject to approval by shareholders of the Fund. The proposed and present Agreements are substantially the same, including the same fee schedule. Set forth below is a description of certain differences between the present Agreement and the proposed Agreement, as well as a description of those provisions which are the same under both the proposed and present Agreement. A form of a proposed Agreement is attached hereto as Exhibit B.

     In approving the proposed Agreement and recommending its approval by shareholders, the Independent Trustees, considering the best interests of the shareholders of the Fund, took into account all such factors as they deemed relevant. Among such factors were the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the increased complexity of the securities market; the investment record of Scudder in managing the Fund; Scudder's profitability with respect to the Fund and the other investment companies managed by Scudder before marketing expenses paid by Scudder; possible economies of scale; comparative data as to investment performance; Scudder's expenditures in developing worthwhile and innovative shareholder services for the Fund; improvements in the quality and scope of the shareholder services provided to the Fund's shareholders; the risks assumed by Scudder; the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as adviser and from affiliates of

Scudder serving as principal underwriter, transfer agent and fund accounting agent of the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund; and various other factors.

Description of the Proposed Agreement

     Under the present Agreement, Scudder regularly provides the Fund with investment research, advice and supervision and furnishes a continuous investment program. Under the proposed Agreement, Scudder will provide the Fund with continuing investment management services. Under both agreements, Scudder determines what securities shall be purchased, held, or sold, and what portion of the Fund's assets shall be held uninvested, subject to the Fund's Amended and Restated Declaration of Trust, By-Laws, investment policies and restrictions, the Investment Company Act of 1940 (the "1940 Act"), and such policies and instructions as the Trustees of the Fund may determine.

     In addition to the provision of portfolio management services and the payment of the Fund's office rent, under the proposed Agreement Scudder will render significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, and monitoring the performance of various third-party service providers to the Fund (such as the Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others); preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budgets; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for the payment of dividends and distributions and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Fund's Board of Trustees. The Trustees believe it is desirable to include the responsibility for providing these services in the proposed Agreement.

     Under both the proposed and the present Agreements, the Fund is responsible for other expenses, including organization expenses; clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; payment for portfolio pricing services to a pricing agent, if any; taxes and governmental fees; the fees and expenses of the transfer agent; and any other expenses, including clerical expenses, of issuance, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Independent Trustees; the cost of printing and distributing reports and notices to shareholders; and the fees and expenses of the Fund's custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of the Fund with respect thereto.

     Under the proposed Agreement, the Fund is responsible for maintenance of books and records which are not otherwise required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; any dues incurred by the Fund in connection with membership in investment company trade organizations; payment for valuation services to pricing agents; costs of acquiring or disposing of any portfolio securities of the Fund; printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and Statements of Additional Information of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and Officers of the Fund and costs of shareholders' meetings and other expenses.

     Under both Agreements, Scudder pays the compensation and expenses of officers and executive employees of the Fund affiliated with Scudder and makes available, without expense to the Fund, the services of such trustees, officers and employees as may be duly elected officers or Trustees of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses of Trustees not affiliated with Scudder. The proposed Agreement also states that Scudder will pay the Fund's share of payroll taxes. The proposed Agreement also specifically provides that the Fund will pay the expenses, such as travel expenses, of Trustees and officers of the Fund who are trustees, officers or employees of Scudder, to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Fund or any committees thereof held outside Boston, Massachusetts or New York, New York. During the fiscal year ended June 30, 1996 for the Fund, no compensation, direct or otherwise (other than through fees paid to Scudder) was paid or became payable by the Fund to any of its officers or Trustees who were affiliated with Scudder.

     The present Agreement provides that the Fund may use a name derived from the name "Scudder, Stevens & Clark, Inc.," only so long as such Agreement, or any extension, renewal or amendment thereof, remains in effect. The proposed Agreement provides that the Fund is granted a nonexclusive right and sublicense to use the "Scudder" name and mark as part of the Fund's name, and the Scudder Marks in connection with the Fund's investment products and services.

     The proposed and present Agreements further provide that Scudder shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder in the performance of its duties or from reckless disregard by Scudder of its obligations and duties under such Agreements.

     In reviewing the terms of the proposed and present Agreements and in discussions with Scudder concerning such Agreements, the Independent Trustees have been represented, at the Fund's expense, by independent counsel, Ropes & Gray. Counsel for the Fund is Dechert Price & Rhoads.

     If approved by the shareholders of the Fund, the proposed Agreement will become effective on the day following such approval and will remain in force until September 30, 1998, and the present Agreement will terminate. The proposed Agreement would continue in effect thereafter by its terms from year to year only so long as its continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Trustees, or a majority of the Fund's outstanding voting securities, as defined below. The proposed Agreement may be terminated on 60 days' written notice, without penalty, by the Trustees, by the vote of the shareholders of a majority of the Fund's outstanding voting securities, or by Scudder, and automatically terminates in the event of its assignment. The present Agreement requires annual approval of its continuance and contains the same termination provisions as the proposed Agreement.

     The present Agreement will continue in effect if this Proposal is not approved by the shareholders of the Fund. The present Agreement was last approved by the Trustees on August 13, 1996.

Required Vote

     Approval of the proposed Agreement on behalf of the Fund requires the affirmative vote of a majority of the outstanding voting securities entitled to vote. The Board of Trustees recommends that the shareholders of the Fund vote in favor of the approval of the proposed Agreement.

Investment Manager

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder's subsidiary, Scudder Investor Services, Inc., Two International Place, Boston, MA 02110, acts as the principal underwriter for shares of registered open-end investment companies. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, John T. Packard+++, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

- ---------------------------

*    Two International Place, Boston, Massachusetts

#    345 Park Avenue, New York, New York

+++  101 California Street, San Francisco, California

@    Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

   All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.

     In addition to acting as investment manager to individuals and other organizations, Scudder, or an affiliate, acts as investment adviser to numerous investment companies including the investment companies listed below. All of the investment companies listed below are open-end investment companies or mutual funds.


                                       Total Net Assets as of            Management Compensation
                                         August 30, 1996              on an Annual Basis Based on the
                 Name                      (000 omitted)             Value of Average Daily Net Assets
                 ----                      -------------             ---------------------------------

 AARP High Quality Money Fund              $    403,400       .350 of 1% of first $2 billion,  .330 of 1% of
                                                               next  $2  billion,  .300  of  1%  of  next  $2
                                                               billion,  .300 of 1% of next $2 billion,  .280
                                                               of 1% of next $2  billion,  .260 of 1% of next
                                                               $2  billion,  .250 of 1% of  next $2  billion,
                                                               .240 of 1% thereafter.
 Scudder U.S. Treasury Money Fund          $    405,100        .25 of 1%.
 Scudder Variable Life Investment          $     98,300        .37 of 1%.
 Fund - Money Market Portfolio

     Directors, officers and employees of Scudder from time to time may have transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for the Fund. The Fund pays SFAC an annual fee equal to 0.02% of the first $150 million of average daily net assets, 0.006% of such assets in excess of $150 million, 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the period ended June 30, 1996, the amount charged to the Fund by SFAC aggregated $104,207.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

        (5) APPROVAL OR DISAPPROVAL OF THE ELIMINATION, AMENDMENT AND/OR RECLASSIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to the Fund's fundamental investment restrictions, including the elimination of certain policies. Generally, the purpose of these proposed changes is to increase the Fund's investment flexibility and to bring the Fund's policies more in line with those of many other Scudder funds.

     These changes largely reflect the elimination of certain restrictions which were required at one time by various state securities authorities but which are no longer required under current regulations.

     The adoption of any of these proposals is not contingent on the adoption of any other proposal.

Required Vote

     Approval of each of these proposals require the vote of a majority of the outstanding voting securities of the Fund. The Trustees have considered various factors and believe that these proposals are in the best interests of the Fund's shareholders. If a proposal is not approved, the Fund's present fundamental investment restriction will remain in effect and a shareholder vote would be required before the Fund could engage in activities prohibited by a fundamental policy.

     The Trustees recommend that shareholders vote in favor of the elimination, amendment and/or reclassification of the Fund's investment restrictions as described in Proposals A-M below.

A. Approval Or Disapproval Of Amendments To The Fund's Investment Restriction With Respect To Borrowing

     The Trustees are recommending that the Fund's fundamental investment restriction relating to borrowing be clarified and rephrased consistent with the equivalent restrictions of other funds managed by Scudder. The proposed amended restriction would permit the Fund to borrow from entities other than banks; however, the Fund will continue to be permitted to borrow only for extraordinary or emergency purposes or except in connection with reverse repurchase agreements. However, upon approval of this proposal, to conform to applicable state requirements, the Trustees will adopt a non-fundamental restriction which would permit the Fund to borrow only from banks and would limit borrowings to 5% of total assets taken at market value. Should state restrictions change, the Trustees would be able to change this non-fundamental policy without shareholder approval.

     The current restriction states as follows:

     "The Fund may not. . .

     borrow money except from banks as a temporary measure for extraordinary or emergency purposes (a Fund is required to maintain asset coverage (including borrowings) of 300% for all borrowings) and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's assets."

     If this proposal is approved, the Trustees intend to replace this restriction with the following fundamental investment restriction:

     "The Fund may not. . .

     borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings."

     And would adopt the following non-fundamental policy:

     "The Fund may not. . .

     borrow money in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes, borrow other than from banks or in connection with reverse repurchase agreements."

B. Approval Or Disapproval Of Amendments To The Fund's Investment Restriction With Respect To Investments In Real Estate

     The Trustees are recommending that the Fund's fundamental investment restriction relating to investments in real estate be revised to grant the Fund the maximum flexibility in light of current regulatory requirements. The proposed policies are consistent with the equivalent policies of other funds managed by Scudder.

     The current restriction states as follows:

     "The Fund will not. . .

     purchase and sell real estate (though it may invest in short-term securities of companies which deal in real estate and in other permitted investments secured by real estate) or commodities or commodities contracts."

     The proposed amendments would provide maximum flexibility to invest in real estate related securities, as well as reserve for the Fund the freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities.

     The proposed amended fundamental investment restriction regarding real estate would read as follows:

     "The Fund may not. . .

     purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein)."

     To the extent the Fund invests in real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value of such investments. Finally, management of real estate, even on a temporary or emergency basis, requires different skills and experience than managing a pool of securities.

     In addition, the Fund will adopt a new fundamental restriction to separately address the purchase of commodities. The new fundamental restriction regarding commodities would read as follows:

     "The Fund may not. . .

     purchase or sell physical commodities or contracts relating to physical commodities."

     The proposed new fundamental policy regarding commodities amends the restriction to refer exclusively to physical commodities, so that transactions in what may technically be deemed to be commodities (such as certain derivatives contracts, and other similar instruments which may be developed in the future) would not be subject to the policy. The Fund has no current intention to invest in any new types of derivatives, although the amended restriction will provide greater flexibility to do so in the future as new types of derivatives are developed.

C. Approval Or Disapproval Of An Amendment To The Fund's Investment Restriction Relating To Underwriting Securities

The Trustees are recommending that the Fund's fundamental investment restriction relating to underwriting securities be clarified and rephrased consistent with the equivalent policies of other funds managed by Scudder. The proposed amendment would replace the current restriction, which states that:

     "The Fund may not. . .

     act as an underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with its investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be an underwriting."

     The proposed amended fundamental investment restriction would read as follows:

     "The Fund may not. . .

     act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund."

D. Approval Or Disapproval Of The Reclassification Of And Amendment To The Fund's Investment Restriction Relating To Repurchase Agreements

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to repurchase agreements be reclassified as non-fundamental and amended.
The current policy states as follows:

     "The Fund may not. . .

     enter into repurchase agreements or purchase any securities if, as a result thereof, more than 10% of the total assets of a Fund (taken at market value) would be, in the aggregate, subject to repurchase agreements maturing in more than seven days and invested in restricted securities or securities which are not readily marketable."

     Certain state securities laws in the past required this restriction, and the restriction is not required to be a fundamental policy. If the proposal is approved, the Trustees intend to replace this fundamental restriction with a similar non-fundamental restriction, which will be re-worded consistent with equivalent policies of other funds managed by Scudder. Scudder recommended to the Board of Trustees that this restriction be made non-fundamental to provide the Fund with maximum flexibility to modify or eliminate the policy if no longer required. If the restriction were no longer required, the Trustees could eliminate the restriction to increase the Fund's investment flexibility without the need for further shareholder approval.

     The proposed and amended non-fundamental restriction would state as follows:

     "The Fund may not. . .

     invest more than 10% of its total assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws or in repurchase agreements not terminable within 7 days provided that the fund will not invest more than 5% of its total assets in restricted securities."

E. Approval Or Disapproval Of The Elimination Of The Fund's Investment Restriction Relating To The Fund's Participation In A Trading Account In Securities

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to the Fund's participation in any trading account in securities be eliminated. The current restriction states as follows:

     "The Fund may not. . .

     participate on a joint or a joint and several basis in any trading account in securities, but may for the purpose of possibly achieving better net results on portfolio transactions or lower brokerage commission rates join with other investment company and client accounts managed by Scudder, Stevens & Clark, Inc. in the purchase or sale of portfolio securities."

     The activities contemplated by this restriction are specifically regulated under the 1940 Act, and therefore it is unnecessary to have a fundamental restriction to that effect.

F. Approval Or Disapproval Of The Reclassification Of And Amendments To The Fund's Investment Restriction With Respect To Investments In Securities Of Issuers In Which Management Of The Fund Or Scudder Owns Securities

     The Trustees are recommending the reclassification as non-fundamental and subsequent amendment of the fundamental investment restriction which prevents the Fund from investing in the securities of issuers in which management of the Fund or Scudder owns a certain percentage of securities. The current restriction states as follows:

     "The Fund may not. . .

     purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer, director or Trustee of a Fund or a member, officer, director or trustee of the investment adviser of a Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such shares or securities together own beneficially more than 5% of such shares or securities or both."

     Certain state securities laws in the past required this restriction, and the restriction is currently required by only one state but is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to replace this fundamental policy with a substantially identical non-fundamental investment restriction to comply with the remaining state's requirement. The text of this proposed non-fundamental restriction would read as follows:

     "The Fund may not. . .

     purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or director of the Trust or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both."

     Scudder recommended to the Trustees making this restriction non-fundamental to provide the Fund with maximum flexibility to modify or eliminate the restriction if no longer required under state law. If the restriction were no longer required, the Trustees could eliminate the restriction to increase the Fund's investment flexibility without the need for further shareholder approval. If the restriction were eliminated, the Fund would be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the Fund or Scudder, except to the extent prohibited by the Fund's investment objective and policies and the 1940 Act.

G. Approval Or Disapproval Of The Reclassification Of And Amendment To The Fund's Investment Restriction With Respect To Margin Transactions

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to margin transactions be reclassified as non-fundamental and amended.
The current restriction states as follows:

     "The Fund may not. . .

     purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions."

     Certain state securities laws in the past required this restriction, and the restriction is currently required by only one state but is not required to be a fundamental restriction. If the proposal is approved, the Trustees intend to replace this fundamental restriction with a similar non-fundamental restriction to comply with the remaining state's requirement.

The proposed amended non-fundamental restriction would read as follows:

     "The Fund may not. . .

     purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities."

     Scudder recommended to the Trustees making this fundamental investment restriction non-fundamental to provide the Fund with maximum flexibility to modify or eliminate the restriction if no longer required under state law. If the restriction were no longer required, the Trustees could eliminate the restriction to increase the Fund's investment flexibility without the need for further shareholder approval. However, the Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the current position taken by the Staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The Fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit the Fund to borrow money in limited circumstances and only from banks.

H. Approval Or Disapproval Of An Amendment To The Fund's Investment Restriction Regarding The Issuance Of Senior Securities

     The Trustees are recommending that the fundamental investment restriction relating to the issuance of senior securities be clarified and rephrased consistent with the equivalent policies of other funds managed by Scudder. The proposed amendment would replace the current restriction, which states that:

     "The Fund may not. . .

     issue senior securities, except as appropriate to evidence indebtedness which a Fund is permitted to incur pursuant to Investment Restriction (1) and except for shares of any additional series which may be established by the Trustees."

     The Trustees propose that this policy be amended to read as follows:

     "The Fund may not. . .

     Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction."

I. Approval Or Disapproval Of The Reclassification Of And Amendments To The Fund's Investment Restriction With Respect To Investments In Issuers That Have Been In Operation For Less Than Three Years

     The Trustees are recommending the elimination of the Fund's fundamental investment restriction which limits the Fund's investments in issuers with limited operating histories, which are sometimes referred to as "unseasoned issuers." The current restriction states as follows:

     "The Fund may not. . .

     purchase securities of any issuer with a record of less than three years continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies, if such purchase would cause the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value."

     Certain state securities laws in the past required this restriction, and the restriction is currently required by only one state but is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to replace this policy with a substantially similar non-fundamental investment restriction to comply with the remaining state's requirement. Following such amendment, the Fund will, consistent with this state's requirement, continue to be able to invest up to 5% of its assets in the securities of unseasoned issuers. In addition, the restriction will exempt obligations issued by any foreign government or its agencies or instrumentalities, as well as certain U.S. government securities from its limitations to provide the Fund maximum flexibility.

     The new non-fundamental restriction would read as follows:

     "The Fund may not. . .

     purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, except U.S. Government securities, obligations issued or guaranteed by any foreign government or its agencies or instrumentalities and securities of closed-end investment companies, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value."

     Scudder recommended to the Trustees making this restriction non-fundamental to provide the Fund with maximum flexibility to modify or eliminate the restriction if no longer required under state law. If the policy were no longer required, the Trustees could change or eliminate the policy to increase the Fund's investment flexibility without the need for further shareholder approval.

J. Approval Or Disapproval Of The Elimination Of The Fund's Investment Restriction With Respect To Purchasing Common Stock or Other Voting Securities

     The Trustees are recommending that the Fund's fundamental restriction prohibiting the purchase of common stocks or other voting securities be eliminated because the Fund is not required by state or federal law to have an investment restriction to this effect, and therefore, this express investment restriction ("The Fund will not purchase common stocks or other voting securities") is unnecessary.

K. Approval Or Disapproval Of Amendments To The Fund's Investment Restriction With Respect To Concentration Of Its Assets

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to concentration of its assets be revised to make it clear that the Fund may invest more than 25% of its total assets in the securities of agencies or instrumentalities of the U.S. government. The current policy states as follows:

     "The Fund may not. . .

     purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in certificates of deposit or bankers' acceptances (for the purposes of this policy telephone companies are considered to be a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents)."

     The proposed amended fundamental restriction, which makes certain other clarifying changes, would read as follows:

     "The Fund may not. . .

     purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in certificates of deposit or bankers' acceptances."

     Scudder recommended this amendment to the Trustees to make it clear that the Fund may invest in the securities of the agencies or instrumentalities of the U.S. government without regard to the 25% limit. Scudder believes that the current restriction does not prevent the Fund from investing in such securities without limit, because the SEC takes the position that government issuers, including agencies and instrumentalities of a governmental issuer, are not members of any industry. However, the proposed amendment is being made to avoid any ambiguity in the future, as well as to make that provision of the restriction consistent with the equivalent restrictions of other funds managed by Scudder.

L. Approval Or Disapproval Of The Elimination Of The Fund's Investment Restriction Which Prohibits Investing For The Purpose Of Controlling Another Company

     The Trustees are recommending that the Fund's fundamental restriction prohibiting investing for control of another company be eliminated because such activities are regulated specifically under the 1940 Act, and therefore, this express investment restriction ("The Fund may not invest for the purpose of controlling or managing any other company") is unnecessary.

M. Approval or Disapproval Of Amendments To The Fund's Investment Restriction With Respect To Diversification

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to diversification be modified to give the Fund greater flexibility to obtain commitments from third parties to assure that particular portfolio securities satisfy the Fund's credit, maturity and liquidity standards.

     The SEC has adopted extensive changes to the principal rule governing the operations of money market funds--Rule 2a-7 (the"Rule") under the 1940 Act. The Rule is intended to help assure that money market funds can maintain a stable net asset value. It contains extensive restrictions in addition to those concerning diversification, including quality and maturity standards. The amendments to the Rule are currently expected to take effect on October 3, 1996.

     The current restriction states as follows:

     "The Fund may not...

     with respect to 75% of the value of the total assets of the Fund, invest more than 5% of the value of total assets of the Fund in the securities of any one issuer, except U.S. Government securities."

     The proposed amended fundamental restriction, would read as follows for the
Fund:

     "The Fund may not...

     with respect to 75% of the Fund's total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, cash and cash equivalents and securities of other investment companies), provided that the amount of the total assets of the Fund that may be invested in the securities of any one issuer will, instead, be limited in accordance with federal law, regulation and regulatory interpretation applicable to money market funds, as amended from time to time."

     The Trustees have determined that it would be in the best interest of the Fund to operate in accordance with the Rule, as amended. The Trustees have also determined that the diversification standards of the Rule, rather than those stated above, should govern the activities of the Fund. The modification to the diversification restriction will give the Fund greater flexibility to obtain commitments from third parties to assure that particular portfolio securities satisfy the Fund's credit, maturity and liquidity standards.

     Scudder believes that the protections of the Rule, including its diversification and other requirements, can fairly be characterized as stricter overall than what is otherwise required by the 1940 Act. The Rule is designed specifically for money market funds and imposes what is considered to be strict but appropriate regulation of those funds. The Rule should govern the operation of such funds to the extent that the specific Rule might conflict with the general diversification requirements applicable to all mutual funds regardless of investment objectives and policies. Therefore a change in the Fund's diversification restriction to be consistent with the Rule will provide the Fund with desirable flexibility (within the parameters of a very restrictive Rule), will permit the Fund to operate more effectively, and will be consistent with the investment objectives of the Fund and with the best interests of the Fund and its shareholders.
                                 ADDITIONAL INFORMATION

Other Matters

     The Board of Trustees does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

     Please complete and sign the enclosed proxy card and return it in the envelope provided so that the Meeting may be held and action may be taken, with the greatest possible number of shares participating, on the matters described in this Proxy Statement. This will not preclude your voting in person if you attend the Meeting.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund, personnel of Scudder or an agent of the Fund for compensation. The expenses connected with the solicitation of proxies and with any further proxies which may be solicited will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the

Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by November 5, 1996, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Shareholder Proposals

     Shareholders wishing to submit proposals for inclusion in a proxy statement for any subsequent shareholders' meeting should send their written proposals to Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such shareholders' meeting. The timely submission of a proposal does not guarantee its inclusion.

Two International Place                        By Order of the Board of Trustees
Boston, Massachusetts 02110                    Thomas F. McDonough
September 16, 1996                             Secretary

                                                                      EXHIBIT A


                  PROPOSED AMENDMENTS TO AMENDED AND RESTATED
                              DECLARATION OF TRUST
           (ADDITIONS ARE SHOWN IN ITALICS; DELETIONS ARE CROSSED OUT)

                  Article I, Section 1.2, subsections (k), (m) and (r):

(k) "Series" individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section
5.11 hereof. Unless the context otherwise requires, the term "Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

(m) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the Treasury of the Trust.

(r) "Class" means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.13 hereof.

                  Article V, Sections 5.1, 5.9 and 5.13:

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value $.01 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.9. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any investment advisory or management contract entered into pursuant to Section 3.2; (iv) with respect to termination of the Trust as provided in Section 8.2; (v) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (vi) with respect to any merger, consolidation or sale of assets as provided in Section 8.4; (vii) with respect to incorporation of the Trust, or any Series to the extent and as provided in Section 8.5; (viii) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); (ix) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (x) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or, if a Series or Class would not, in the sole judgment of the Trustees, be materially affected by a proposal, no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

Section 5.13. Class Designation. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

If the Trustees shall divide the Shares of the Trust or any Series into two or more Classes, the following provisions shall be applicable:

(a) All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

(b) The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares of the Trust or any Series or any Shares previously issued and reacquired of any Class of the Trust or of any Series into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

(c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

(d) The establishment and designation of any Class of Shares shall be effective upon the execution of a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                  Article VI, Section 6.6:

Section 6.6. Redemption of Shareholder's Interest. The Trust shall have the right at any time without prior notice to the shareholder to redeem Shares of any shareholder for their then current net asset value per Share if at such time the shareholder owns Shares having an aggregate net asset value of less than $1,000 an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine.

                  Article VII, Section 7.1:

Section 7.1. Net Asset Value. The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of the amortized cost of such securities in the case of money market securities, market value in the case of other securities, or by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Class thereof which shall be deemed appropriate. [Begin strikethrough] The resulting amount which shall represent the total net assets of the Trust or the Series shall be divided by the number of Shares of the Trust or such Series outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares. [End strikethrough]
The net asset value of a Share shall be determined by dividing the net asset value of the Class, or, if no Class has been established, of the Series, or, ifno Series has been established, of the Trust, by the number of Shares of that Class, or Series, or of the Trust, as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

                                                                       EXHIBIT B
                          Scudder Cash Investment Trust
                             Two International Place
                           Boston, Massachusetts 02110


                                                                _________, 1996

Scudder, Stevens & Clark, Inc.
345 Park Avenue
New York, New York  10154

                         Investment Management Agreement
                          Scudder Cash Investment Trust

Ladies and Gentlemen:


         Scudder Cash Investment Trust (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees may divide the Trust's shares of beneficial interest, par value $0.01 per share (the "Shares"), into separate series or funds. Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

         The Trust, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

         1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a)  The Declaration dated November 3, 1987, as amended to date.

(b)  By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Trustees and the shareholders of the Trust selecting you as investment manager and approving the form of this Agreement.

         The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

         2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder" and "Scudder, Stevens & Clark," trademarks (together, the "Scudder Marks"), you hereby grant the Trust a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Trust's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Trust's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you and the Trust, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Trust agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Trust's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Trust shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Trust further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Trust rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Trust shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Trust as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the Trust, or you no longer are a licensee of the Scudder Marks, the Trust shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or any organization which shall have succeeded to your business as investment manager) or the Trademark Owner. In no event shall the Trust use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your successor) and the Fund is terminated.


         3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust to comply with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

         You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

         You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

         4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act;

overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities, the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

         5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

         You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

         You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

         6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the Trust on behalf of the Fund shall pay you on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of 0.50 of 1 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $250 million, the fee payable for that month based on the portion of the average of such values in excess of $250 million shall be 1/12 of 0.45 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $500 million, the fee payable for that month based on the portion of the average of such values in excess of $500 million shall be 1/12 of 0.40 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $1 billion, the fee payable for that month based on the portion of the average of such values in excess of $1 billion shall be 1/12 of 0.35 of 1 percent of such portion; over
(b) the greater of (i) the amount by which the Fund's expenses exceed the lowest applicable expense limitation (as more fully described below) or (ii) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

         The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

         You agree that your gross compensation for any fiscal year shall not be greater than an amount which, when added to the other expenses of the Fund, shall cause the aggregate expenses of the Fund to equal the maximum expenses under the lowest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the Shares of the Fund may be qualified for offer and sale. Except to the extent that such amount has been reflected in reduced payments to you, you shall refund to the Fund the amount of any payment received in excess of the limitation pursuant to this section 6 as promptly as practicable after the end of such fiscal year, provided that you shall not be required to pay the Fund an amount greater than the fee paid to you in respect of such year pursuant to this Agreement. As used in this section 6, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by an investment company determined (i) by multiplying a fixed percentage by the average, or by multiplying more than one such percentage by different specified amounts of the average, of the values of an investment company's net assets for a fiscal year or (ii) by multiplying a fixed percentage by an investment company's net investment income for a fiscal year. The words "lowest applicable expense limitation" shall be construed to result in the largest reduction of your compensation for any fiscal year of the Fund; provided, however, that nothing in this Agreement shall limit your fees if not required by an applicable statute or regulation referred to above in this section 6.


         You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

         7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

         Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust.

         8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

         9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 1998, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

         10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of a majority of the outstanding voting securities of the Fund and by the Trust's Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Scudder Cash Investment Trust" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

         You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

         12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

         This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

         This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

         If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                            Yours very truly,

                                            SCUDDER CASH INVESTMENT TRUST

                                            By: ______________________________

                                                   President


         The foregoing Agreement is hereby accepted as of the date thereof.

                                            SCUDDER, STEVENS & CLARK, INC.

                                            By: ______________________________

                                                   Managing Director

PROXY                     SCUDDER CASH INVESTMENT TRUST                    PROXY
               THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

               Special Meeting of Shareholders--November 5, 1996

 The undersigned hereby appoints David S. Lee, Dudley Ladd and George M. Lovejoy and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder Cash Investment Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, MA 02110, on Tuesday, November 5, 1996 at 10:45 a.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

1. The election of Trustees;
    FOR all nominees listed below               WITHHOLD  AUTHORITY
    (except as marked to the contrary below)___ to vote for all nominees listed below ___

Nominees:  David S. Lee, Henry P. Becton, Jr., E. Michael Brown,  Dawn-Marie  Driscoll,  Peter
          B. Freeman, Dudley Ladd and George M. Lovejoy, Jr.

(INSTRUCTION To withhold authority to vote for any individual nominee, please strike a line through that nominee's name.)


2.   Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's    FOR      AGAINST      ABSTAIN
     independent accountants;                                                       ---          ---           ---
                                                                                     (continued on other side)





3.   To approve of the amendment of the Fund's Amended and Restated             FOR      AGAINST      ABSTAIN
     Declaration of Trust;                                                          ---          ---           ---

4.   To approve the new Investment Advisory Agreement between                   FOR      AGAINST      ABSTAIN
     Scudder Cash Investment Trust and Scudder, Stevens & Clark, Inc.;              ---          ---           ---

5.   To approve the amendmentand/or addition of certain fundamental             FOR      AGAINST      ABSTAIN
     investment policies;                                                           ---          ---           ---

To transact such other business as may properly come before the meeting or any adjournments thereof.

                                                                                Please sign exactly as your name or names appear.
                                                                                When signing as attorney, executor, administrator,
                                                                                trustee or guardian, please give your full title
                                                                                as such.


                                                                                --------------------------------------------------
                                                                                          (Signature of Shareholder)


Date
    ------------------------------, 1996                                        --------------------------------------------------
                                                                                       (Signature of joint owner, if any)

                     PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED POSTAGE-PREPAID ENVELOPE
